UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21423
The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Dividend &
Income Trust
Annual Report
December 31, 2009

Mario J. Gabelli, CFA	Barbara G. Marcin, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009.
Investment Performance
     For the year ended December 31, 2009, The Gabelli Dividend & Income Trust’s (the “Fund”) net asset value (“NAV”) total return was 33.3% and the total return for the Fund’s publicly traded shares was 40.4%, compared with gains of 26.5% and 22.7% for the S&P 500 Index and the Dow Jones Industrial Average, respectively. On December 31, 2009, the Fund’s NAV per share was $15.58, while the price of the publicly traded shares closed at $13.11 on the New York Stock Exchange (“NYSE”).
Sincerely yours,
Bruce N. Alpert
President
February 19, 2010

Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

					Since
					Inception
	Quarter	1 Year	3 Year	5 Year	(11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	6.44%	33.30%	(6.32)%	1.89%	3.53%
Investment Total Return (c)	7.31	40.35	(7.38)	1.89	0.85
S&P 500 Index	6.04	26.47	(5.62)	0.42	2.92
Dow Jones Industrial Average	8.09	22.74	(3.10)	1.97	3.65
Nasdaq Composite Index	6.91	43.89	(2.06)	0.85	2.43

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

THE GABELLI DIVIDEND & INCOME TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2009:

Financial Services	11.7%
Energy and Utilities: Oil	10.9%
Food and Beverage	10.5%
Energy and Utilities: Integrated	10.0%
Telecommunications	6.8%
U.S. Government Obligations	6.2%
Energy and Utilities: Electric	5.3%
Energy and Utilities: Natural Gas	4.2%
Diversified Industrial	3.8%
Consumer Products	3.5%
Energy and Utilities: Services	3.5%
Health Care	3.2%
Retail	2.7%
Cable and Satellite	2.4%
Aerospace	1.7%
Electronics	1.5%
Equipment and Supplies	1.3%
Specialty Chemicals	1.2%
Metals and Mining	1.1%
Automotive: Parts and Accessories	0.9%
Entertainment	0.8%
Energy and Utilities: Water	0.8%
Transportation	0.8%
Business Services	0.8%
Environmental Services	0.7%
Paper and Forest Products	0.6%
Computer Software and Services	0.6%
Machinery	0.5%
Broadcasting	0.5%
Wireless Communications	0.3%
Energy and Utilities	0.3%
Hotels and Gaming	0.2%
Agriculture	0.2%
Publishing	0.2%
Computer Hardware	0.2%
Communications Equipment	0.1%
Real Estate	0.0%
Automotive	0.0%
Building and Construction	0.0%
Manufactured Housing and Recreational Vehicles	0.0%
Restaurants	0.0%
Consumer Services	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 91.5%
	Aerospace — 1.7%
10,000	Goodrich Corp.	$281,823	$642,500
40,000	Kaman Corp.	748,703	923,600
166,000	Rockwell Automation Inc.	8,236,469	7,798,680
2,000,000	Rolls-Royce Group plc†	14,847,048	15,618,942
120,000,000	Rolls-Royce Group plc, Cl. C†	196,037	193,823
77,000	The Boeing Co.	4,664,974	4,168,010

		28,975,054	29,345,555

	Agriculture — 0.2%
115,000	Archer-Daniels-Midland Co.	3,213,601	3,600,650
1,000	Terra Industries Inc.	39,650	32,190

		3,253,251	3,632,840

	Automotive — 0.0%
20,000	Navistar International Corp.†	458,857	773,000

	Automotive: Parts and Accessories — 0.9%
30,000	BorgWarner Inc.	992,327	996,600
380,000	Genuine Parts Co.	12,834,307	14,424,800

		13,826,634	15,421,400

	Building and Construction — 0.0%
15,000	Layne Christensen Co.†	430,456	430,650

	Business Services — 0.8%
190,000	Diebold Inc.	6,770,214	5,405,500
120,000	Intermec Inc.†	2,353,342	1,543,200
36,000	Lender Processing Services Inc.	1,216,358	1,463,760
20,000	MasterCard Inc., Cl. A	3,089,996	5,119,600
20,000	PHH Corp.†	403,933	322,200
10,000	Rewards Network Inc.	135,825	126,400
200,000	Trans-Lux Corp.† (a)	1,405,249	142,000

		15,374,917	14,122,660

	Cable and Satellite — 2.4%
600,000	Cablevision Systems Corp., Cl. A	16,754,919	15,492,000
16,000	Cogeco Inc.	316,415	438,763
350,000	DIRECTV, Cl. A†	8,317,789	11,672,500
240,000	DISH Network Corp., Cl. A	5,422,198	4,984,800
50,000	EchoStar Corp., Cl. A†	1,307,563	1,007,000
81,734	Liberty Global Inc., Cl. A†	1,686,985	1,790,792
34,318	Liberty Global Inc., Cl. C†	760,276	749,848
180,000	Rogers Communications Inc., Cl. B	2,310,816	5,580,000
27,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	265,410	167,906

		37,142,371	41,883,609

	Communications Equipment — 0.1%
30,000	Thomas & Betts Corp.†	790,717	1,073,700

	Computer Hardware — 0.1%
30,000	SanDisk Corp.†	287,056	869,700

	Computer Software and Services — 0.6%
50,000	Microsoft Corp.	1,155,211	1,524,500
800,000	Sun Microsystems Inc.†	7,403,987	7,496,000
95,000	Yahoo! Inc.†	2,656,334	1,594,100

		11,215,532	10,614,600

	Consumer Products — 3.5%
187,000	Alberto-Culver Co.	6,235,008	5,477,230
20,000	Altria Group Inc.	375,937	392,600
50,000	Avon Products Inc.	1,306,968	1,575,000
450,000	Eastman Kodak Co.†	3,747,352	1,899,000
85,000	Fortune Brands Inc.	3,417,169	3,672,000
50,000	Hanesbrands Inc.†	1,118,462	1,205,500
76,000	Harman International Industries Inc.	3,006,689	2,681,280
195,000	Kimberly-Clark Corp.	12,809,831	12,423,450
25,000	Philip Morris International Inc.	1,011,008	1,204,750
1,020,000	Swedish Match AB	12,706,962	22,368,390
160,000	The Procter & Gamble Co.	8,942,017	9,700,800

		54,677,403	62,600,000

	Consumer Services — 0.0%
1,000	Keystone North America Inc.	7,494	7,573

	Diversified Industrial — 3.3%
100,000	Bouygues SA	3,516,295	5,221,698
175,000	Cooper Industries plc	5,671,227	7,462,000
500,000	General Electric Co.	13,238,120	7,565,000
280,000	Honeywell International Inc.	9,789,754	10,976,000
95,000	ITT Corp.	4,299,475	4,725,300
130,000	Owens-Illinois Inc.†	4,551,363	4,273,100
300,000	Textron Inc.	2,689,261	5,643,000
950,000	Tomkins plc	4,601,533	2,964,530
230,000	Tyco International Ltd.	10,307,915	8,206,400
156,464	WHX Corp.†	2,189,218	375,514

		60,854,161	57,412,542

	Electronics — 1.5%
20,000	Chartered Semiconductor Manufacturing Ltd., ADR† (b)	368,968	381,400
10,000	Emulex Corp.†	94,406	109,000
1,000,000	Intel Corp.	20,787,583	20,400,000
190,000	Tyco Electronics Ltd.	6,894,879	4,664,500

		28,145,836	25,554,900

	Energy and Utilities: Electric — 5.3%
30,000	Allegheny Energy Inc.	438,040	704,400
85,000	ALLETE Inc.	2,788,153	2,777,800
250,000	American Electric Power Co. Inc.	7,904,906	8,697,500
720	Brookfield Infrastructure Partners LP	15,120	12,074
350,000	DPL Inc.	6,916,537	9,660,000
30,000	Edison International	1,307,130	1,043,400
270,000	Electric Power Development Co. Ltd.	6,584,683	7,653,406
220,000	FPL Group Inc.	7,596,481	11,620,400
750,000	Great Plains Energy Inc.	21,429,625	14,542,500
370,000	Integrys Energy Group Inc.	17,973,625	15,536,300
110,000	Pepco Holdings Inc.	2,077,470	1,853,500
230,000	Pinnacle West Capital Corp.	8,967,575	8,413,400
100,000	The Southern Co.	2,893,572	3,332,000
225,000	UniSource Energy Corp.	5,702,134	7,242,750

		92,595,051	93,089,430

	Energy and Utilities: Integrated — 10.0%
12,000	Alliant Energy Corp.	305,115	363,120
140,000	Ameren Corp.	6,365,276	3,913,000
50,000	Avista Corp.	926,534	1,079,500
50,000	Black Hills Corp.	1,384,060	1,331,500
40,000	CH Energy Group Inc.	1,728,883	1,700,800
108,000	Chubu Electric Power Co. Inc.	2,458,019	2,574,328
150,000	CONSOL Energy Inc.	6,316,307	7,470,000
190,000	Consolidated Edison Inc.	7,753,122	8,631,700
70,000	Dominion Resources Inc.	2,986,000	2,724,400
180,000	Duke Energy Corp.	2,531,073	3,097,800
See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated (Continued)
430,000	Edison SpA	$1,002,090	$654,644
650,000	El Paso Corp.	8,134,739	6,389,500
112,000	Endesa SA	4,642,723	3,844,546
450,000	Enel SpA	2,812,556	2,611,028
40,000	Exelon Corp.	2,582,860	1,954,800
160,000	FirstEnergy Corp.	5,651,701	7,432,000
120,000	Hawaiian Electric Industries Inc.	2,801,280	2,508,000
250,000	Hera SpA	552,073	580,229
121,500	Hokkaido Electric Power Co. Inc.	2,282,208	2,203,398
121,500	Hokuriku Electric Power Co.	2,131,359	2,641,730
10,000	Iberdrola SA	156,751	95,618
102,000	Iberdrola SA, ADR	5,060,553	3,860,700
85,000	Korea Electric Power Corp., ADR†	1,253,867	1,235,900
121,500	Kyushu Electric Power Co. Inc.	2,374,466	2,496,924
22,000	Maine & Maritimes Corp.	626,971	765,600
72,000	MGE Energy Inc.	2,324,253	2,573,280
35,102	National Grid plc, ADR	1,588,562	1,908,847
240,000	NiSource Inc.	5,019,902	3,691,200
550,000	NSTAR	13,073,770	20,240,000
420,000	OGE Energy Corp.	10,103,995	15,493,800
30,000	Ormat Technologies Inc.	484,088	1,135,200
310,000	Progress Energy Inc.	13,915,532	12,713,100
290,000	Public Service Enterprise Group Inc.	8,874,696	9,642,500
121,500	Shikoku Electric Power Co. Inc.	2,264,565	3,130,939
15,000	TECO Energy Inc.	255,758	243,300
121,500	The Chugoku Electric Power Co. Inc.	2,194,052	2,315,590
48,100	The Empire District Electric Co.	1,046,694	900,913
121,500	The Kansai Electric Power Co. Inc.	2,333,021	2,739,572
108,000	The Tokyo Electric Power Co. Inc.	2,545,172	2,707,682
121,500	Tohoku Electric Power Co. Inc.	2,112,763	2,400,387
205,000	Vectren Corp.	5,572,873	5,059,400
465,000	Westar Energy Inc.	9,188,447	10,099,800
85,000	Wisconsin Energy Corp.	2,690,561	4,235,550
170,000	Xcel Energy Inc.	2,854,199	3,607,400

		163,263,489	176,999,225

	Energy and Utilities: Natural Gas — 4.2%
30,000	Atmos Energy Corp.	749,916	882,000
22,000	Delta Natural Gas Co. Inc.	554,413	629,420
6,000	Energen Corp.	124,550	280,800
160,356	GDF Suez, Strips	0	230
20,000	Kinder Morgan Energy Partners LP	824,553	1,219,600
350,000	National Fuel Gas Co.	9,372,113	17,500,000
210,000	Nicor Inc.	7,147,795	8,841,000
230,000	ONEOK Inc.	5,763,836	10,251,100
188,000	Sempra Energy	5,619,606	10,524,240
35,000	South Jersey Industries Inc.	839,202	1,336,300
140,000	Southern Union Co.	2,884,173	3,178,000
190,000	Southwest Gas Corp.	4,719,351	5,420,700
610,000	Spectra Energy Corp.	13,426,444	12,511,100
43,000	The Laclede Group Inc.	1,222,566	1,452,110

		53,248,518	74,026,600

	Energy and Utilities: Oil — 10.9%
44,000	Anadarko Petroleum Corp.	2,007,408	2,746,480
39,000	Apache Corp.	1,861,319	4,023,630
45,000	BG Group plc, ADR	1,819,092	4,072,500
160,000	BP plc, ADR	7,479,063	9,275,200
80,000	Chesapeake Energy Corp.	1,432,512	2,070,400
230,000	Chevron Corp.	13,728,626	17,707,700
320,000	ConocoPhillips	17,096,010	16,342,400
78,000	Devon Energy Corp.	3,448,499	5,733,000
170,000	Eni SpA, ADR	6,249,080	8,603,700
210,000	Exxon Mobil Corp.	9,845,136	14,319,900
36,000	Hess Corp.	1,130,043	2,178,000
470,000	Marathon Oil Corp.	16,539,721	14,673,400
136,000	Murphy Oil Corp.	6,865,210	7,371,200
260,000	Occidental Petroleum Corp.	9,791,234	21,151,000
20,000	PetroChina Co. Ltd., ADR	1,480,813	2,379,200
98,000	Petroleo Brasileiro SA, ADR	4,072,585	4,672,640
270,000	Repsol YPF SA, ADR	5,719,267	7,198,200
200,000	Royal Dutch Shell plc, Cl. A, ADR	9,567,840	12,022,000
810,000	Statoil ASA, ADR	11,784,181	20,177,100
175,000	Sunoco Inc.	9,228,015	4,567,500
185,000	Total SA, ADR	8,118,724	11,847,400

		149,264,378	193,132,550

	Energy and Utilities: Services — 3.5%
210,000	ABB Ltd., ADR	2,290,480	4,011,000
77,000	Cameron International Corp.†	1,065,290	3,218,600
102,000	Diamond Offshore Drilling Inc.	5,683,975	10,038,840
580,000	Halliburton Co.	15,557,482	17,452,200
5,000	Nabors Industries Ltd.†	110,564	109,450
10,000	Noble Corp.	254,820	407,000
38,000	Oceaneering International Inc.†	1,614,498	2,223,760
205,000	Rowan Companies Inc.†	7,334,351	4,641,200
120,000	Schlumberger Ltd.	3,977,835	7,810,800
46,000	Transocean Ltd.†	3,995,781	3,808,800
480,000	Weatherford International Ltd.†	10,047,467	8,596,800

		51,932,543	62,318,450

	Energy and Utilities: Water — 0.8%
11,000	American States Water Co.	273,608	389,510
380,000	American Water Works Co. Inc.	7,954,100	8,515,800
68,033	Aqua America Inc.	1,131,745	1,191,258
6,000	Artesian Resources Corp., Cl. A	113,635	109,860
3,000	California Water Service Group	94,710	110,460
11,500	Connecticut Water Service Inc.	276,036	284,855
2,000	Consolidated Water Co. Ltd.	26,006	28,580
6,000	Middlesex Water Co.	111,082	105,780
60,000	Pennichuck Corp.	1,362,461	1,267,800
90,000	SJW Corp.	1,564,611	2,031,300
16,800	Southwest Water Co.	192,169	98,952
9,000	The York Water Co.	115,031	130,590
25,000	United Utilities Group plc, ADR	662,400	405,500

		13,877,594	14,670,245

	Entertainment — 0.8%
8,000	Grupo Televisa SA, ADR	79,516	166,080
290,000	Take-Two Interactive Software Inc.†	7,230,943	2,914,500
See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
200,000	Time Warner Inc.	$6,387,568	$5,828,000
195,000	Vivendi	6,016,494	5,813,073

		19,714,521	14,721,653

	Environmental Services — 0.7%
1,250	Suez Environnement Co. SA	0	28,895
12,375	Veolia Environnement	395,937	410,241
350,000	Waste Management Inc.	12,663,686	11,833,500

		13,059,623	12,272,636

	Equipment and Supplies — 1.3%
95,000	Circor International Inc.	1,731,985	2,392,100
30,000	Lufkin Industries Inc.	513,283	2,196,000
65,000	Mueller Industries Inc.	2,587,485	1,614,600
420,000	RPC Inc.	1,866,263	4,368,000
230,000	Tenaris SA, ADR	10,691,126	9,809,500
335,000	Xerox Corp.	3,552,457	2,834,100

		20,942,599	23,214,300

	Financial Services — 11.5%
170,000	Aflac Inc.	9,031,497	7,862,500
75,000	AllianceBernstein Holding LP	1,388,717	2,107,500
450,000	American Express Co.	19,430,810	18,234,000
50,000	Artio Global Investors Inc.†	1,299,580	1,274,500
10,000	Astoria Financial Corp.	115,083	124,300
590,000	Bank of America Corp.	8,787,139	8,885,400
25,500	BlackRock Inc.	2,312,072	5,921,100
500,000	Citigroup Inc.	1,655,000	1,655,000
18,000	CME Group Inc.	6,236,837	6,047,100
93,000	Deutsche Bank AG	8,136,739	6,594,630
470,000	Discover Financial Services	8,054,511	6,913,700
78,909	Fidelity National Financial Inc., Cl. A	1,529,570	1,062,115
210,000	Fidelity National Information Services Inc.	3,766,920	4,922,400
60,000	HSBC Holdings plc, ADR	4,176,449	3,425,400
90,000	Hudson City Bancorp Inc.	1,409,172	1,235,700
125,000	Invesco Ltd.	3,131,339	2,936,250
485,000	JPMorgan Chase & Co.	16,704,832	20,209,950
261,000	Legg Mason Inc.	8,309,716	7,871,760
40,000	M&T Bank Corp.	2,557,647	2,675,600
120,000	Moody’s Corp.	4,380,102	3,216,000
100,000	Morgan Stanley	2,912,750	2,960,000
100,000	National Australia Bank Ltd., ADR	2,388,166	2,442,000
180,000	New York Community Bancorp Inc.	3,037,621	2,611,800
260,000	NewAlliance Bancshares Inc.	3,751,892	3,122,600
231,000	PNC Financial Services Group Inc.	12,207,207	12,194,490
235,000	SLM Corp.†	5,037,042	2,648,450
46,000	State Street Corp.	961,661	2,002,840
130,000	T. Rowe Price Group Inc.	4,538,233	6,922,500
355,000	The Bank of New York Mellon Corp.	11,679,796	9,929,350
70,000	The Blackstone Group LP	1,269,007	918,400
290,000	The Travelers Companies Inc.	10,913,064	14,459,400
400,000	Waddell & Reed Financial Inc., Cl. A	8,243,214	12,216,000
10,000	Webster Financial Corp.	40,182	118,700
530,000	Wells Fargo & Co.	15,506,240	14,304,700
19,260	Willis Group Holdings Ltd.	556,229	508,079
170,000	Wilmington Trust Corp.	5,440,624	2,097,800

		200,896,660	202,632,014

	Food and Beverage — 10.5%
215,000	Cadbury plc, ADR	10,349,819	11,048,850
90,000	Campbell Soup Co.	2,793,859	3,042,000
350,000	China Mengniu Dairy Co. Ltd.†	857,331	1,252,676
230,000	ConAgra Foods Inc.	5,501,671	5,301,500
140,000	Constellation Brands Inc., Cl. A†	1,835,999	2,230,200
300,082	Danone	15,096,110	18,424,692
950,000	Davide Campari — Milano SpA	9,573,232	9,934,845
280,000	Dr. Pepper Snapple Group Inc.	6,532,369	7,924,000
280,000	General Mills Inc.	13,697,777	19,826,800
90,000	H.J. Heinz Co.	3,150,879	3,848,400
210,000	ITO EN Ltd.	4,917,151	3,149,944
40,000	ITO EN Ltd., Preference	876,682	386,106
1,000	Kellogg Co.	35,550	53,200
240,000	Kikkoman Corp.	3,116,054	2,922,210
400,000	Kraft Foods Inc., Cl. A	12,241,858	10,872,000
150,000	Morinaga Milk Industry Co. Ltd.	588,860	591,077
200,000	NISSIN FOODS HOLDINGS CO. LTD.	6,829,272	6,506,684
600,000	Parmalat SpA	2,181,130	1,679,831
339,450	Parmalat SpA, GDR (c)(d)	981,615	951,139
240,000	PepsiAmericas Inc.	4,978,019	7,022,400
75,480	Pernod-Ricard SA	6,780,748	6,482,513
19,000	Remy Cointreau SA	919,900	969,788
1,400,000	Sara Lee Corp.	21,492,909	17,052,000
310,000	The Coca-Cola Co.	13,818,791	17,670,000
370,000	The Hershey Co.	16,153,351	13,242,300
450,000	YAKULT HONSHA Co. Ltd.	12,093,514	13,577,066

		177,394,450	185,962,221

	Health Care — 3.2%
20,000	Abbott Laboratories	886,633	1,079,800
10,000	Allion Healthcare Inc.†	64,580	65,600
280,000	Boston Scientific Corp.†	3,242,593	2,520,000
125,000	Bristol-Myers Squibb Co	3,034,562	3,156,250
77,000	Covidien plc	3,264,457	3,687,530
150,000	Eli Lilly & Co.	7,575,479	5,356,500
1,000	Facet Biotech Corp.†	16,592	17,580
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	0	1,740
220,000	IMS Health Inc.	4,954,327	4,633,200
50,000	Johnson & Johnson	3,244,276	3,220,500
10,000	Mead Johnson Nutrition Co. Cl. A	240,000	437,000
170,000	Merck & Co. Inc.	5,867,832	6,211,800
80,000	Owens & Minor Inc.	2,569,964	3,434,400
730,000	Pfizer Inc.	14,236,903	13,278,700
26,000	Schiff Nutrition International Inc.	145,435	203,320
42,000	St. Jude Medical Inc.†	1,595,510	1,544,760
55,000	Watson Pharmaceuticals Inc.†	1,977,646	2,178,550
80,000	Zimmer Holdings Inc.†	5,101,084	4,728,800

		58,017,873	55,756,030

	Hotels and Gaming — 0.2%
90,000	Boyd Gaming Corp.†	925,277	753,300
900,000	Ladbrokes plc	8,455,012	1,998,805
60,000	Las Vegas Sands Corp.†	350,218	896,400
20,000	Pinnacle Entertainment Inc.†	89,925	179,600

		9,820,432	3,828,105

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	Machinery — 0.5%
215,000	CNH Global NV†	$4,840,071	$5,370,700
70,000	Deere & Co.	3,746,042	3,786,300

		8,586,113	9,157,000

	Manufactured Housing and Recreational Vehicles — 0.0%
17,000	Skyline Corp.	481,446	312,800

	Metals and Mining — 1.1%
16,000	Agnico-Eagle Mines Ltd.	766,400	864,000
300,000	Alcoa Inc.	6,972,347	4,836,000
20,000	Alliance Holdings GP LP	461,803	549,000
8,000	Arch Coal Inc.	122,766	178,000
8,000	BHP Billiton Ltd., ADR	217,549	612,640
130,000	Freeport-McMoRan Copper & Gold Inc.†	4,088,250	10,437,700
10,000	Massey Energy Co.	235,475	420,100
25,000	Peabody Energy Corp.	404,351	1,130,250
3,000	Rio Tinto plc, ADR	326,635	646,170

		13,595,576	19,673,860

	Paper and Forest Products — 0.6%
410,000	International Paper Co.	12,635,151	10,979,800

	Publishing — 0.2%
1,200,000	Il Sole 24 Ore	9,992,269	3,301,174

	Real Estate — 0.0%
18,000	Brookfield Asset Management Inc., Cl. A	186,196	399,240

	Restaurants — 0.0%
1,000	Landry’s Restaurants Inc.†	13,599	21,290

	Retail — 2.4%
250,000	CVS Caremark Corp.	8,595,011	8,052,500
142,000	Ingles Markets Inc., Cl. A	1,615,209	2,148,460
105,000	Macy’s Inc.	1,203,699	1,759,800
400,000	Safeway Inc.	8,456,277	8,516,000
300,000	Sally Beauty Holdings Inc.†	3,712,676	2,295,000
55,000	SUPERVALU Inc.	1,562,248	699,050
130,000	The Great Atlantic & Pacific Tea Co. Inc.†	2,130,179	1,532,700
35,000	Wal-Mart Stores Inc.	1,729,286	1,870,750
380,000	Walgreen Co.	14,470,477	13,953,600
75,000	Whole Foods Market Inc.†	2,367,352	2,058,750

		45,842,414	42,886,610

	Specialty Chemicals — 1.2%
5,000	Arkema, ADR	269,656	185,000
108,000	Ashland Inc.	4,170,520	4,278,960
160,000	E. I. du Pont de Nemours and Co.	6,907,625	5,387,200
400,000	Ferro Corp.	4,388,817	3,296,000
100,000	Olin Corp.	1,826,860	1,752,000
200,000	The Dow Chemical Co.	7,933,394	5,526,000

		25,496,872	20,425,160

	Telecommunications — 6.4%
610,000	AT&T Inc.	16,653,139	17,098,300
275,000	BCE Inc.	6,597,703	7,592,750
30,000	Belgacom SA	920,936	1,088,923
45,000	Bell Aliant Regional Communications Income Fund (b)(d)	1,219,425	1,203,176
65,000	BT Group plc, ADR	2,040,081	1,413,100
16,000	CenturyTel Inc.	527,864	579,360
685,000	Deutsche Telekom AG, ADR	12,496,181	10,069,500
55,000	France Telecom SA, ADR	1,338,443	1,388,200
10,000	GVT Holding SA†	229,223	321,597
31,700	Hellenic Telecommunications Organization SA	699,575	467,613
219,800	Hellenic Telecommunications Organization SA, ADR	1,748,090	1,652,896
205,000	Portugal Telecom SGPS SA	2,457,634	2,503,835
100,000	Qwest Communications International Inc.	516,750	421,000
2,270,000	Sprint Nextel Corp.†	18,616,538	8,308,200
100,000	Tandberg ASA	2,900,204	2,849,839
15,000	Telecom Corp. of New Zealand Ltd., ADR	228,721	134,850
90,000	Telecom Italia SpA, ADR	2,537,910	1,388,700
15,000	Telefonica SA, ADR	640,361	1,252,800
175,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	1,690,503	2,901,500
80,000	Telekom Austria AG	1,284,524	1,141,104
38,000	Telephone & Data Systems Inc.	1,230,970	1,288,960
100,000	Telephone & Data Systems Inc., Special	3,548,843	3,020,000
180,000	Telmex Internacional SAB de CV, ADR	1,210,039	3,195,000
130,000	Telstra Corp. Ltd., ADR	2,392,135	1,989,000
76,100	TELUS Corp., Non-Voting	1,574,712	2,370,515
1,000,000	Verizon Communications Inc.	36,248,381	33,130,000
160,000	Vodafone Group plc, ADR	4,486,387	3,694,400

		126,035,272	112,465,118

	Transportation — 0.8%
55,000	Burlington Northern Santa Fe Corp.	5,395,003	5,424,100
250,000	GATX Corp.	7,479,104	7,187,500
20,000	Golden Ocean Group Ltd.†	12,000	36,512
27,000	Kansas City Southern†	453,321	898,830
22,000	Teekay Corp.	794,715	510,620

		14,134,143	14,057,562

	Wireless Communications — 0.3%
111,030	United States Cellular Corp.†	5,129,256	4,708,782
40,000	Vimpel-Communications, ADR	230,241	743,600

		5,359,497	5,452,382

	TOTAL COMMON STOCKS	1,541,826,018	1,615,498,184

	CONVERTIBLE PREFERRED STOCKS — 0.9%
	Broadcasting — 0.0%
16,000	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A†	607,690	243,680

	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd.†	6,210	52

	Energy and Utilities — 0.3%
5,000	Chesapeake Energy Corp., 5.000% Cv. Pfd. (d)	512,500	432,550
129,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	4,649,004	4,714,950

		5,161,504	5,147,500

	Financial Services — 0.2%
1,500	Doral Financial Corp., 4.750% Cv. Pfd.	207,335	73,768
85,000	Newell Financial Trust I, 5.250% Cv. Pfd.	4,004,063	2,996,250

		4,211,398	3,070,018

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	CONVERTIBLE PREFERRED STOCKS (Continued)
	Telecommunications — 0.4%
55,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	$2,254,718	$2,035,000
105,000	Crown Castle International Corp., 6.250% Cv. Pfd.	4,853,125	6,247,500

		7,107,843	8,282,500

	Transportation — 0.0%
1,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (b)	199,475	215,625

	TOTAL CONVERTIBLE PREFERRED STOCKS	17,294,120	16,959,375

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15† (b)(c)(d)	0	659

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 1.4%
	Automotive: Parts and Accessories — 0.0%
$500,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11	481,372	495,625

	Broadcasting — 0.5%
10,000,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12	8,930,832	8,337,500

	Computer Hardware — 0.1%
1,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	812,611	838,750

	Diversified Industrial — 0.5%
8,800,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (d)	8,800,000	9,317,000

	Financial Services — 0.0%
200,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	200,000	242,000

	Real Estate — 0.0%
1,000,000	Palm Harbor Homes Inc., Cv., 3.250%, 05/15/24	963,546	565,000

	Retail — 0.3%
5,300,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	5,253,857	5,114,500

	TOTAL CONVERTIBLE CORPORATE BONDS	25,442,218	24,910,375

	U.S. GOVERNMENT OBLIGATIONS — 6.2%
	U.S. Treasury Bills — 4.6%
80,553,000	U.S. Treasury Bills, 0.041% to 0.244%††, 01/28/10 to 06/03/10	80,526,885	80,530,880

	U.S. Treasury Cash Management Bills — 1.6%
27,816,000	U.S. Treasury Cash Management Bills, 0.101% to 0.178%††, 04/01/10 to 06/17/10	27,805,669	27,807,664

	U.S. Treasury Notes — 0.0%
595,000	U.S. Treasury Note, 4.125%, 08/15/10	609,160	609,108

	TOTAL U.S. GOVERNMENT OBLIGATIONS	108,941,714	108,947,652

TOTAL INVESTMENTS — 100.0%		$1,693,504,070	1,766,316,245

Other Assets and Liabilities (Net)			(6,790,099)
PREFERRED STOCK
(5,603,095 preferred shares outstanding)			(459,257,875)

NET ASSETS — COMMON SHARES
(83,468,637 common shares outstanding)			$1,300,268,271

NET ASSET VALUE PER COMMON SHARE
($1,300,268,271 ÷ 83,468,637 shares outstanding)			$15.58

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $1,800,860 or 0.10% of total investments.

(c)	At December 31, 2009, the Fund held investments in restricted and illiquid securities amounting to $951,798 or 0.05% of total investments, which were valued under methods approved by the Board of Trustees as follows:

				12/31/09
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
339,450	Parmalat SpA, GDR	12/02/03	$981,615	$2.8020
650	Parmalat SpA, GDR, Warrants expire 12/31/15	11/09/05	—	1.0138

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of Rule 144A securities amounted to $11,904,524 or 0.67% of total investments. Except as noted in (c), these securities are liquid.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

CVR	Contingent Value Right

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	78.3%	$1,383,413,438
Europe	16.5	291,268,916
Japan	3.3	57,997,042
Latin America	1.4	23,951,239
Asia/Pacific	0.5	9,685,610
Total Investments	100.0%	$1,766,316,245
See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (cost $1,692,098,821)	$1,766,174,245
Investments in affiliates, at value (cost $1,405,249)	142,000
Foreign currency, at value (cost $1,677)	1,681
Cash	78
Receivable for investments sold	56,255
Dividends and interest receivable	2,760,623
Unrealized appreciation on swap contracts	1,575
Deferred offering expense	141,715
Prepaid expense	45,352

Total Assets	1,769,323,524

Liabilities:
Distributions payable	122,808
Payable for investment advisory fees	5,690,614
Payable for payroll expenses	55,857
Payable for accounting fees	11,250
Unrealized depreciation on swap contracts	1,866,144
Payable for auction agent fees	1,569,484
Other accrued expenses	481,221

Total Liabilities	9,797,378

Preferred Shares:
Series A Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D Cumulative Preferred Shares (6.000%, $25 liquidation value, $0.001 par value, 2,600,000 shares authorized with 2,542,296 shares issued and outstanding)	63,557,400
Series E Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 5,400 shares authorized with 4,860 shares issued and outstanding)	121,500,000

Total Preferred Shares	459,257,875

Net Assets Attributable to Common Shareholders	$1,300,268,271

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,389,374,728
Accumulated net investment income	2,005,214
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(162,060,657)
Net unrealized appreciation on investments	72,812,175
Net unrealized depreciation on swap contracts	(1,864,569)
Net unrealized appreciation on foreign currency translations	1,380

Net Assets	$1,300,268,271

Net Asset Value per Common Share ($1,300,268,271 ÷ 83,468,637 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$15.58

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $1,511,291)	$50,164,385
Interest	1,652,223

Total Investment Income	51,816,608

Expenses:
Investment advisory fees	15,297,417
Auction agent expenses	806,721
Shareholder communications expenses	529,625
Payroll expenses	229,096
Custodian fees	223,235
Trustees’ fees	177,375
Legal and audit fees	148,929
Accounting fees	45,000
Shareholder services fees	40,062
Tax expense	2,239
Interest expense	123
Miscellaneous expenses	312,958

Total Expenses	17,812,780

Less:
Advisory fee reduction	(5,741)
Advisory fee reduction on unsupervised assets (Note 4)	(382)
Custodian fee credits	(32)

Total Reductions and Credits	(6,155)

Net Expenses	17,806,625

Net Investment Income	34,009,983

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments — unaffiliated	(116,213,429)
Net realized loss on investment — affiliated	(489,047)
Net realized loss on swap contracts	(2,612,992)
Net realized gain on foreign currency transactions	55,617

Net realized loss on investments, swap contracts, and foreign currency transactions	(119,259,851)

Net change in unrealized appreciation/depreciation:
on investments	421,414,476
on swap contracts	1,357,295
on foreign currency translations	(1,739)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	422,770,032

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	303,510,181

Net Increase in Net Assets Resulting from Operations	337,520,164

Total Distributions to Preferred Shareholders	(13,549,022)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$323,971,142

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$34,009,983	$46,358,715
Net realized loss on investments, swap contracts, and foreign currency transactions	(119,259,851)	(43,160,884)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	422,770,032	(786,969,865)

Net Increase/(Decrease) in Net Assets Resulting from Operations	337,520,164	(783,772,034)

Distributions to Preferred Shareholders:
Net investment income	(13,549,022)	(22,608,188)
Net realized long-term gain	—	(45,049)

Total Distributions to Preferred Shareholders	(13,549,022)	(22,653,237)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	323,971,142	(806,425,271)

Distributions to Common Shareholders:
Net investment income	(17,201,564)	(23,970,465)
Net realized long-term gain	—	(214,542)
Return of capital	(65,457,086)	(83,014,490)

Total Distributions to Common Shareholders	(82,658,650)	(107,199,497)

Fund Share Transactions:
Net decrease from repurchase of common shares	(635,911)	(3,449,357)
Net increase in net assets from repurchase of preferred shares	315,833	519,154

Net Decrease in Net Assets from Fund Share Transactions	(320,078)	(2,930,203)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	240,992,414	(916,554,971)
Net Assets Attributable to Common Shareholders:
Beginning of period	1,059,275,857	1,975,830,828

End of period (including undistributed net investment income of $2,005,214 and $1,356,853, respectively)	$1,300,268,271	$1,059,275,857

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2009	2008		2007	2006		2005
Operating Performance:
Net asset value, beginning of period	$12.68	$23.57		$23.65	$20.62		$20.12

Net investment income	0.41	0.55		0.53	0.87		0.55
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	3.64	(9.92)		1.37	4.00		1.33

Total from investment operations	4.05	(9.37)		1.90	4.87		1.88

Distributions to Preferred Shareholders: (a)
Net investment income	(0.16)	(0.27)		(0.10)	(0.12)		(0.06)
Net realized gain	—	(0.00	)(f)	(0.23)	(0.19)		(0.10)

Total distributions to preferred shareholders	(0.16)	(0.27)		(0.33)	(0.31)		(0.16)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	3.89	(9.64)		1.57	4.56		1.72

Distributions to Common Shareholders:
Net investment income	(0.21)	(0.29)		(0.51)	(0.61)		(0.48)
Net realized gain on investments	—	(0.00	)(f)	(1.15)	(0.93)		(0.72)
Return of capital	(0.78)	(0.99)		—	—		—

Total distributions to common shareholders	(0.99)	(1.28)		(1.66)	(1.54)		(1.20)

Fund Share Transactions:
Increase in net assets value from repurchase of common shares	0.00 (f)	0.01		0.01	0.01		0.02
Increase in net assets value from repurchase of preferred shares	0.00 (f)	0.02		—	—		—
Offering costs for common shares charged to paid-in capital	—	—		—	—		—
Offering costs for preferred shares charged to paid-in capital	—	—		—	(0.00	)(f)	(0.04)

Total from fund share transactions	0.00 (f)	0.03		0.01	0.01		(0.02)

Net Asset Value Attributable to Common Shareholders, End of Period	$15.58	$12.68		$23.57	$23.65		$20.62

NAV total return †	35.49%	(41.27)%		7.75%	24.09%		9.47%

Market value, end of period	$13.11	$10.30		$20.68	$21.47		$17.62

Investment total return ††	40.35%	(45.63)%		4.14%	31.82%		4.85%

See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2009	2008	2007	2006	2005
Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,759,526	$1,521,400	$2,475,831	$2,486,081	$2,238,155
Net assets attributable to common shares, end of period (in 000’s)	$1,300,268	$1,059,276	$1,975,831	$1,986,081	$1,738,155
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	3.18%	2.94%	2.17%	3.91%	2.75%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.66%	1.48%	—	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)	1.66%	1.17%	1.38%	1.41%	1.33%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.16%	1.13%	—	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)	1.16%	0.89%	1.11%	1.11%	1.12%
Portfolio turnover rate †††	13.3%	32.0%	33.8%	28.8%	25.6%
5.875% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$76,201	$78,211	$80,000	$80,000	$80,000
Total shares outstanding (in 000’s)	3,048	3,128	3,200	3,200	3,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$23.34	$22.25	$23.52	$23.86	$24.82
Asset coverage per share	$95.78	$82.30	$123.79	$124.30	$111.91
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$90,000	$90,000	$100,000	$100,000	$100,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$95,781	$82,305	$123,792	$124,304	$111,908
Series C Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$108,000	$108,000	$120,000	$120,000	$120,000
Total shares outstanding (in 000’s)	4	4	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$95,781	$82,305	$123,792	$124,304	$111,908
6.000% Series D Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$63,557	$64,413	$65,000	$65,000	$65,000
Total shares outstanding (in 000’s)	2,542	2,577	2,600	2,600	2,600
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$24.44	$23.99	$24.41	$24.37	$24.72
Asset coverage per share	$95.78	$82.30	$123.79	$124.30	$111.91
Series E Auction Rate Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$121,500	$121,500	$135,000	$135,000	$135,000
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$95,781	$82,305	$123,792	$124,304	$111,908
Asset Coverage (e)	383%	329%	495%	497%	448%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005, would have been 58.0%, 30.8%, and 39.5%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.

(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of fee reduction would have been 1.37% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.10%. For the years ended December 31, 2009, 2008, 2006, and 2005, the effect of the custodian fee credits was minimal.

(c)	Based on weekly prices.

(d)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(e)	Asset coverage is calculated by combining all series of preferred shares.

(f)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Dividend & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on November 28, 2003.
     The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser’’).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2	Total
	Quoted	Other Significant	Market Value
	Prices	Observable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$29,151,732	$193,823	$29,345,555
Electronics	25,173,500	381,400	25,554,900
Food and Beverage	185,011,082	951,139	185,962,221
Telecommunications	111,261,942	1,203,176	112,465,118
Other Industries (a)	1,262,170,390	—	1,262,170,390

Total Common Stocks	1,612,768,646	2,729,538	1,615,498,184

Convertible Preferred Stocks (a)	16,743,750	215,625	16,959,375
Warrants (a)	—	659	659
Convertible Corporate Bonds	—	24,910,375	24,910,375
U.S. Government Obligations	—	108,947,652	108,947,652

TOTAL INVESTMENT IN SECURITIES	$1,629,512,396	$136,803,849	$1,766,316,245

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
Contract for Difference Swap Agreement	$—	$1,575	$1,575

LIABILITIES (Unrealized Depreciation): *
Interest Rate Swap Agreement	—	(1,866,144)	(1,866,144)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(1,864,569)	$(1,864,569)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation of the instrument.
     There were no Level 3 investments at December 31, 2009 or December 31, 2008.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, or protecting the value of its portfolio against uncertainty in the level of future currency exchange rates. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or of hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the year ended December 31, 2009 the Fund had no investments in options.
Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Series B Auction Market Cumulative Preferred Shares (“Series B Shares”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2009 are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$100,000,000	4.01000%	0.23531%	6/02/10	$(1,866,144)

*	Based on LIBOR (London Interbank Offered Rate).
Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the period.
The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2009 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Appreciation
One Month LIBOR plus
	Market Value	90 bps plus Market Value
	Appreciation on:	Depreciation on:
$2,635,085 (204,800 Shares)	Cadbury plc	Cadbury plc	6/25/10	$1,575
The Fund increased the volume of activity in equity contract for difference swap agreements during the year ended December 31, 2009 with an average notional amount of approximately $1,981,349.
Futures Contracts. The Fund may engage in futures contracts for the purpose of certain hedging, yield enhancements, and risk management purposes. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2009, the Fund had no investments in futures contracts.

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of protecting the value of its portfolio against uncertainty in the level of future currency exchange rates or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
Fair Values of Derivative Instruments as of December 31, 2009:
The following table presents the value of derivatives held as of December 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value

Assets:
Equity Contracts	Assets, Unrealized appreciation on swap contracts	$1,575

Liabilities:
Interest Rate Contracts	Liabilities, Unrealized depreciation on swap contracts	$(1,866,144)
Effect of Derivative Instruments on the Statement of Operations during the Year Ended December 31, 2009:
The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2009, by primary risk exposure:

		Change in Unrealized
		Appreciation or Depreciation on
	Realized Gain or (Loss) on	Derivatives Recognized
Derivative Contracts	Derivatives Recognized in Income	in Income

Equity Contracts	$957,775	$(68,942)
Interest Rate Contracts	(3,570,767)	1,426,237

Total	$(2,612,992)	$1,357,295

The Fund’s derivative contracts held at December 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2009.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassifications of swaps and gains on swaps. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated net investment income by $2,611,036 and to decrease accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $2,391,099, with an offsetting adjustment to paid-in capital.
     Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     Distributions to shareholders of the Fund’s 5.875% Series A Cumulative Preferred Shares, Series B Auction Market Cumulative Preferred Shares, Series C Auction Market Cumulative Preferred Shares, 6.000% Series D Cumulative Preferred Shares, and Series E Auction Rate Cumulative Preferred Shares (“Cumulative Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.
     The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$17,201,564	$13,549,022	$23,970,465	$22,608,188
Net long-term capital gains	—	—	214,542	45,049
Return of capital	65,457,086	—	83,014,490	—

Total distributions paid	$82,658,650	$13,549,022	$107,199,497	$22,653,237

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(129,734,874)
Net unrealized depreciation on investments, swap contracts, and foreign currency translations	61,445,915
Post-October capital loss deferral	(20,845,593)
Other temporary differences*	28,095

Total	$(89,106,457)

*	Other temporary differences are primarily due to income from investments in hybrid securities, adjustments on preferred share class distribution payables, and swap accrual adjustments.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $129,734,874, which are available to reduce future required distributions of net capital gains to shareholders. $22,445,283 of the loss carryforward is available through 2016; and $107,289,591 is available through 2017.
     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2009, the Fund had deferred capital losses of $20,845,593.
     At December 31, 2009, the difference between book basis and tax basis unrealized appreciation/depreciation was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments for investments in partnerships.
     The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,703,007,142	$229,072,761	$(165,763,658)	$63,309,103
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any interest or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2009, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of the outstanding Preferred Shares. Thus, advisory fees were accrued on these assets.
     During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $452,328 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2009 the Fund paid or accrued $229,096 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Advisory Fee Reduction on Unsupervised Assets. This reduction in the advisory fee paid to the Adviser relates to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During 2009, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $382.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S Government obligations, aggregated $192,598,795 and $291,106,302, respectively.
Purchases of U.S. Government obligations for the year ended December 31, 2009, other than short-term obligations, aggregated $609,410.
6. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2009, the Fund repurchased and retired 60,000 shares of beneficial interest in the open market at a cost of $635,911 and an average discount of approximately 16.16% from its NAV.
During the year ended December 31, 2008, the Fund repurchased and retired 300,433 common shares of beneficial interest in the open market at a cost of $3,449,357 and an average discount of approximately 19.07% from its NAV.
     Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(60,000)	$(635,911)	(300,433)	$(3,449,357)
     The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares is senior to the common shares and results in the financial leveraging

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.875% Series A, Series B Auction Market, Series C Auction Market, 6.000% Series D, and Series E Auction Rate Cumulative Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     The shelf registration authorizing the offering of preferred shares or notes was declared effective by the SEC on June 17, 2008.
     On October 12, 2004, the Fund received net proceeds of $77,280,971 (after underwriting discounts of $2,520,000 and offering expenses of $199,029) from the public offering of 3,200,000 shares of 5.875% Series A Cumulative Preferred Shares. Commencing October 12, 2009 and thereafter, the Fund, at its option, may redeem the 5.875% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series A Cumulative Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2009 the Fund repurchased and retired 80,397 shares of 5.875% Series A Cumulative Preferred Shares in the open market at a cost of $1,796,631 and an average discount of approximately 10.65% from its liquidation preference. At the time the Fund repurchased its Series A Cumulative Preferred Shares, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series A Cumulative Preferred Shares; therefore advisory fees were not paid on these shares, reducing the advisory fee by $4,195. At December 31, 2009, 3,048,019 shares of 5.875% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $49,742.
     During the year ended December 31, 2008, the Fund repurchased and retired 71,584 Series A Cumulative Preferred Shares in the open market at a cost of $1,386,077 and an average discount of approximately 30.39% from its liquidation preference.
     On October 12, 2004, the Fund received net proceeds of $217,488,958 (after underwriting discounts of $2,200,000 and offering expenses of $311,042) from the public offering of 4,000 shares of Series B Shares and 4,800 shares of Series C Auction Market Cumulative Preferred Shares (“Series C Shares”), respectively. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series B and Series C Shares subject to bid orders by potential holders has been less than the number of Series B and Series C Shares subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B or Series C Shares for which they have submitted sell orders. The current maximum rate for both Series B and Series C Shares is 125 basis points greater than the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. The dividend rates of Series B Shares ranged from 1.461% to 1.696% during the year ended December 31, 2009. The dividend rates of Series C Shares ranged from 1.464% to 1.709% during the year ended December 31, 2009. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B and C Shares shareholders may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B and C Shares in whole or in part at the redemption price at any time. There were no redemptions of Series B and C Shares during the year ended December 31, 2009. At December 31, 2009, 3,600 and 4,320 shares of the Series B and C Shares were outstanding with an annualized dividend rate of 1.467% and 1.464% per share and accrued dividends amounted to $7,335 and $17,568, respectively.
     During the year ended December 31, 2008, the Fund redeemed and retired 400 Series B Shares and 480 Series C Shares. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed.
     On November 3, 2005, the Fund received net proceeds of $62,617,239 (after underwriting discounts of $2,047,500 and offering expenses of $335,261) from the public offering of 2,600,000 shares of 6.000% Series D Cumulative Preferred Shares. Commencing November 3, 2010 and thereafter, the Fund, at its option, may redeem the 6.000% Series D Cumulative Preferred Shares in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series D Cumulative Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2009 the Fund repurchased and retired 34,238 shares of 6.000% Series D Cumulative Preferred Shares in the open market at a cost of $753,411 and an average discount of approximately 12.02% from its liquidation preference. At the time the Fund repurchased its Series D Cumulative Preferred Shares, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series D Cumulative Preferred Shares; therefore advisory fees were not paid on these shares, reducing the advisory fee by $1,546. At December 31, 2009, 2,542,296 shares of 6.000% Series D Cumulative Preferred Shares were outstanding and accrued dividends amounted to $42,372.
     During the year ended December 31, 2008, the Fund repurchased and retired 23,466 Series D Cumulative Preferred Shares in the open market at a cost of $471,019 and an average discount of approximately 19.76% from its liquidation preference.

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     On November 3, 2005, the Fund received net proceeds of $133,379,387 (after underwriting discounts of $1,350,000 and offering expenses of $270,613) from the public offering of 5,400 shares of Series E Auction Rate Cumulative Preferred Shares (“Series E Shares”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008 the number of Series E Shares subject to bid orders by potential holders has been less than the number of Series E Shares subject to sell orders. Therefore the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series E Shares for which they have submitted sell orders. The current maximum rate is 150 basis points greater than the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. The dividend rates of Series E Shares ranged from 1.714% to 1.951% during the year ended December 31, 2009. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series E Shares may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series E Shares in whole or in part at the redemption price at any time. There were no redemptions of Series E Shares during the year ended December 31, 2009. At December 31, 2009, 4,860 Series E Shares were outstanding with an annualized dividend rate of 1.716% and accrued dividends amounted to $5,791.
     During the year ended December 31, 2008, the Fund redeemed and retired 540 Series E Shares. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference together, with any accumulated and unpaid dividends, for each share redeemed.
     The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
7. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuer during the year ended December 31, 2009 is set forth below:

							Percent
				Net Change in		Value at	Owned of
	Beginning	Shares	Ending	Unrealized	Realized	December 31,	Shares
	Shares	Sold	Shares	Depreciation	Loss	2009	Outstanding
Trans-Lux Corp.	270,000	(70,000)	200,000	$(26,330)	$(489,047)	$142,000	9.90%
8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
10. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI DIVIDEND & INCOME TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The Gabelli Dividend & Income Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the “Trust”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2010

THE GABELLI DIVIDEND & INCOME TRUST
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:

Mario J. Gabelli Trustee and Chief Investment Officer Age: 67	Since 2003*	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

Salvatore M. Salibello Trustee Age: 64	Since 2003***	3	Certified Public Accountant and Managing Partner of the public accounting firm Salibello & Broder LLP since 1978	—

Edward T. Tokar Trustee Age: 62	Since 2003***	2	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004); Director of Teton Advisors, Inc. (financial services) (2008-present)	Director of CH Energy Group (energy services)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 74	Since 2003**	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 71	Since 2003***	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	—

Mario d’Urso Trustee Age: 69	Since 2003*	5	Chairman of Mittel Capital Markets S.p.A. since 2001; Senator in the Italian Parliament (1996-2001)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 70	Since 2003**	6	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	—

Michael J. Melarkey Trustee Age: 60	Since 2003*	5	Partner in the law firm of Avansino, Melarkey, Knobel & Mulligan	Director of Southwest Gas Corporation (natural gas utility)

Anthonie C. van Ekris Trustee Age: 75	Since 2003**	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 64	Since 2003**	28	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology) Director of Trans-Lux Corporation (business services)

THE GABELLI DIVIDEND & INCOME TRUST
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 58	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 43	Since 2003	Vice President of The Gabelli Equity Trust since 2000, The Gabelli Global Gold, Natural Resources & Income Trust since 2005, The Gabelli Global Deal Fund since 2006, and The Gabelli Healthcare & WellnessRx Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Agnes Mullady Treasurer and Secretary Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	— Term expires at the Fund’s 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	— Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	— Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is an “interested person” of the Fund as a result of his employment as an officer of the Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Tokar is an “interested person” as a result of his son’s employment by an affiliate of the Adviser. Mr. Salibello may be considered an “interested person” of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI DIVIDEND & INCOME TRUST
INCOME TAX INFORMATION (Unaudited)
December 31, 2009
Cash Dividends and Distributions

			Total Amount	Ordinary	Long-Term		Dividend
	Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
	Date	Date	Per Share (a)	Income (a)	Gains (a)	Capital (c)	Price
Common Shares
	01/23/09	01/15/09	$0.1100	$0.0227	—	$0.0873	$9.8255
	02/20/09	02/12/09	0.1100	0.0227	—	0.0873	7.6069
	03/24/09	03/17/09	0.1100	0.0227	—	0.0873	8.7814
	04/23/09	04/16/09	0.1000	0.0207	—	0.0793	9.3250
	05/21/09	05/14/09	0.1000	0.0207	—	0.0793	10.0703
	06/23/09	06/16/09	0.1000	0.0207	—	0.0793	10.0605
	07/24/09	07/17/09	0.0600	0.0124	—	0.0476	11.0776
	08/24/09	08/17/09	0.0600	0.0124	—	0.0476	11.7928
	09/23/09	09/16/09	0.0600	0.0124	—	0.0476	12.3652
	10/23/09	10/16/09	0.0600	0.0124	—	0.0476	12.7859
	11/20/09	11/13/09	0.0600	0.0124	—	0.0476	12.7775
	12/17/09	12/14/09	0.0600	0.0124	—	0.0476	12.7443

			$0.9900	$0.2046	—	$0.7854

5.875% Series A Cumulative Preferred Shares
	03/26/09	03/19/09	$0.36719	$0.36719	—
	06/26/09	06/19/09	0.36719	0.36719	—
	09/28/09	09/21/09	0.36719	0.36719	—
	12/28/09	12/18/09	0.36719	0.36719	—

			$1.46875	$1.46875	—

6.000% Series D Cumulative Preferred Shares
	03/26/09	03/19/09	$0.37500	$0.37500	—
	06/26/09	06/19/09	0.37500	0.37500	—
	09/28/09	09/21/09	0.37500	0.37500	—
	12/28/09	12/18/09	0.37500	0.37500	—

			$1.50000	$1.50000	—
Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares
     The Series B Auction Market Cumulative Preferred Shares, Series C Auction Market Cumulative Preferred Shares, and Series E Auction Rate Cumulative Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. There were no 2009 distributions derived from long-term capital gains for the Series B, Series C, or Series E Auction Rate Cumulative Preferred Shares.
     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2009 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2 of Form 1099-DIV.

THE GABELLI DIVIDEND & INCOME TRUST
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2009
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     In 2009, the Fund paid to common, 5.875% Series A, and 6.00% Series D Cumulative Preferred shareholders ordinary income dividends of $0.2046, $1.46875, and $1.50 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $388.12, $388.02, and $451.10 per share, respectively. For the year ended December 31, 2009, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 100% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2009 derived from U.S. Treasury securities was 0.08%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2009. The percentage of U.S. Treasury securities held as of December 31, 2009 was 6.19%.
Historical Distribution Summary

		Short-Term	Long-Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to
	Income (b)	Gains (b)	Gains	Capital (c)	Distributions (a)	Cost Basis (d)
Common Shares
2009	$0.20460	—	—	$0.78540	$0.99000	$0.78540
2008	0.27910	—	$0.00250	0.99840	1.28000	0.99840
2007	0.50910	$0.23480	0.91610	—	1.66000	—
2006	0.60798	0.24082	0.69120	—	1.54000	—
2005	0.45996	0.08568	0.65436	—	1.20000	—
2004	0.40005	0.10023	0.13893	0.56079	1.20000	0.56079

5.875% Series A Cumulative Preferred Shares
2009	$1.46875	—	—	—	$0.146875	—
2008	1.46583	—	$0.00292	—	1.46875	—
2007	0.45059	$0.20776	0.81040	—	1.46875	—
2006	0.57983	0.22967	0.65925	—	1.46875	—
2005	0.56290	0.10493	0.80092	—	1.46875	—
2004	0.19150	0.04798	0.06651	—	0.30599	—

6.000% Series D Cumulative Preferred Shares
2009	$1.50000	—	—	—	$1.50000	—
2008	1.49700	—	$0.00300	—	1.50000	—
2007	0.46020	$0.21220	0.82760	—	1.50000	—
2006	0.59215	0.23457	0.67328	—	1.50000	—
2005	0.08620	0.01610	0.12270	—	0.22500	—

Auction Market/Rate Cumulative Preferred Shares
2009 Class B Shares	$388.12000	—	—	—	$388.12000	—
2009 Class C Shares	388.02000	—	—	—	388.02000	—
2009 Class E Shares	451.10000	—	—	—	451.10000	—
2008 Class B Shares	944.35220	—	$1.87780	—	946.23000	—
2008 Class C Shares	966.50741	—	1.92259	—	968.43000	—
2008 Class E Shares	1,044.21367	—	2.07633	—	1,046.29000	—
2007 Class B Shares	414.02782	$190.66719	743.74499	—	1,348.44000	—
2007 Class C Shares	409.97064	188.64406	735.87530	—	1,334.49000	—
2007 Class E Shares	407.63287	187.65002	731.97711	—	1,327.26000	—
2006 Class B Shares	484.90820	192.07260	551.32920	—	1228.31000	—
2006 Class C Shares	484.32800	191.84250	550.66950	—	1226.84000	—
2006 Class E Shares	483.94880	191.69260	550.23860	—	1225.88000	—
2005 Class B Shares	320.22640	59.69220	455.63150	—	835.55000	—
2005 Class C Shares	324.19300	60.43160	461.27540	—	845.90000	—
2005 Class E Shares	67.54440	12.59070	96.10490	—	176.24000	—
2004 Class B Shares	68.71140	17.21520	23.86340	—	109.80000	—
2004 Class C Shares	70.77030	17.73100	24.57840	—	113.10000	—

(a)	Total amounts may differ due to rounding.

(b)	Taxable as ordinary income for federal tax purposes.

(c)	Non-taxable.

(d)	Decrease in cost basis.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI DIVIDEND & INCOME TRUST
ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT
During the six months ended December 31, 2009, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.
Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.
Investment Performance. The Independent Board Members reviewed the performance of the Fund over one, three, and five year periods against a peer group of equity closed-end funds prepared by Lipper. The Board Members noted the Fund’s second quartile relative performance for the one, three, and five year periods. The Board Members also noted that the Fund has not achieved its initial goal of earning at least 9% per year.
Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.
Economies of Scale. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and, accordingly, unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.
Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of equity closed-end value funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Board noted that the Fund was larger than average within the peer group and that its expense ratios were slightly below average. The Board Members compared the fee with the fees charged by the Adviser for other funds and noted that neither the Adviser nor any of its affiliates managed any other accounts with a similar mandate.
Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

The Annual Meeting of The Gabelli Dividend & Income Trust’s shareholders will be held on Monday, May 17, 2010 at the Greenwich Library in Greenwich, Connecticut.

TRUSTEES AND OFFICERS
THE GABELLI DIVIDEND & INCOME TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Mario d’Urso
Former Italian Senator

Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association

Michael J. Melarkey
Attorney-at-Law,
Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello
Certified Public Accountant,
Salibello & Broder, LLP

Edward T. Tokar
Senior Managing Director,
Beacon Trust Company

Anthonie C. van Ekris
Chairman, BALMAC International, Inc.

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President

Carter W. Austin
Vice President

Peter D. Goldstein
Chief Compliance Officer

Agnes Mullady
Treasurer & Secretary

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
State Street Bank and Trust Company

Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		5.875%	6.00%
	Common	Preferred	Preferred
NYSE–Symbol:	GDV	GDV PrA	GDV PrD
Shares Outstanding:	83,468,637	3,048,019	2,542,296
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GDV Q4/2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,700 for 2008 and $52,600 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $9,145 for 2008 and $9,400 for 2009. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2008 and $5,000 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     - Operations
     - Legal Department

     - Proxy Department
     - Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:
-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGERS
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Dividend & Income Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer —Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Barbara G. Marcin serves as Senior Portfolio Manager for the Trust. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts	Total	is Based on	is Based on
Manager	Accounts	Managed	Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	22	11.1B	5	2.1B

	Other Pooled Investment Vehicles:	15	382.9M	14	349.9M

	Other Accounts:	1,840	10.6B	6	1.2B

2. Barbara G. Marcin	Registered Investment Companies:	3	649.8B	1	616.0M

	Other Pooled Investment Vehicles:	1	37.3K	1	37.3K

	Other Accounts:	18	108.3M	0	0
POTENTIAL CONFLICTS OF INTEREST
As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr.

Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
COMPENSATION STRUCTURE FOR BARBARA G. MARCIN
The compensation of Ms. Marcin for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.
OWNERSHIP OF SHARES IN THE FUND
Mario Gabelli and Barbara Marcin owned over $1,000,000 and $0 of shares, respectively, of the Trust as of December 31, 2009.
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 07/01/09 through 07/31/09	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 83,483,637 Preferred Series A –3,048,858 Preferred Series D – 2,542,296

Month #2 08/01/09 through 08/31/09	Common – 5,000 Preferred Series A – N/A Preferred Series D – N/A	Common – $11.37 Preferred Series A – N/A Preferred Series D – N/A	Common – 5,000 Preferred Series A – N/A Preferred Series D – N/A	Common – 83,483,637 – 5,000 = 83,478,637 Preferred Series A –3,048,858 Preferred Series D – 2,542,296

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #3 09/01/09 through 09/30/09	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 83,478,637 Preferred Series A –3,048,858 Preferred Series D – 2,542,296

Month #4 10/01/09 through 10/31/09	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 83,478,637 Preferred Series A –3,048,858 Preferred Series D – 2,542,296

Month #5 11/01/09 through 11/30/09	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 83,478,637 Preferred Series A –3,048,858 Preferred Series D – 2,542,296

Month #6 12/01/09 through 12/31/09	Common – 10,000 Preferred Series A – N/A Preferred Series D – N/A	Common – 12.54 Preferred Series A – N/A Preferred Series D – N/A	Common – 10,000 Preferred Series A – N/A Preferred Series D – N/A	Common – 83,468,637 Preferred Series A –3,048,858 Preferred Series D – 2,542,296

Total	Common – 15,000 Preferred Series A – N/A Preferred Series D – N/A	Common – $12.15 Preferred Series A – N/A Preferred Series D – N/A	Common – 45,000 Preferred Series A – N/A Preferred Series D – N/A	N/A
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:
a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 3/5/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.